UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2024 (December 29, 2023)

BTCS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40792	90-1096644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9466 Georgia Avenue #124, Silver Spring, MD 20910

(Address of Principal Executive Offices, and Zip Code)

(202) 987-8368

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BTCS	The Nasdaq Stock Market
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 below with respect to the issuance of shares of common stock and RSUs is incorporated by reference in this Item 3.02. The issuance of the shares of common stock and RSUs was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2023, upon recommendation of the Compensation Committee of the Board of Directors of BTCS Inc. (the “Company”) approved the following actions (or determinations) which are described below. These actions were approved effective January 1, 2024.

●	a 4.5% inflationary increase in annual base salary for both Manish Paranjape, the Company’s Chief Technology Officer, and Michael Prevoznik, the Company’s Chief Financial Officer for the calendar year ending 2024.

●

an annual performance payout for fiscal year 2023, which was paid in shares of the Company’s common stock. Each officer was given the option to settle the issuances to cover taxes and the table below details these issuances.

Executive Officer	Total Shares	Shares Withheld	Net Shares Issued
Charles Allen (CEO)	217,699	0	217,699
Michal Handerhan (COO)	83,536	18,378	65,158
Michael Prevoznik (CFO)	62,208	13,686	48,522
Manish Paranjape (CTO)	50,705	11,156	39,549
Total	414,148	43,220	370,928

●	granting to each of Mr. Allen, Mr. Handerhan, Mr. Prevoznik, and Mr. Paranjape 50,000 RSUs on January 1, 2024 which vest annually in five equal increments over a five-year period with the first vesting date of December 31, 2024, subject to continued employment on each applicable vesting date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Date: January 2, 2024	By:	/s/ Charles W. Allen
	Name:	Charles W. Allen
	Title:	Chief Executive Officer